UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period:July 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEUGX

Putnam Europe Equity Fund

Semiannual report
12|31|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Europe Equity
Fund

Semiannual report
12 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	46

Message from the Trustees

Dear Fellow Shareholder:

The historic market rally that began in March 2009 maintained its momentum through the close of the year. Investors in both stocks and bonds saw their account balances improve, and Putnam’s shareholders were particularly well served. In the early weeks of 2010, encouraging evidence continued to build, pointing to a worldwide economic recovery.

We are pleased to report that Barron’s has named Putnam Investments the top fund family for performance in 2009. This ranking reflects the intense efforts of an investment team infused with a determination to excel, and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

Although investors may continue to be rewarded this year, we do not expect that 2010 will be a repeat performance of 2009, when markets around the world delivered a potent recovery from distressed levels. The most substantial returns in 2009 came from the historically low-priced shares of companies that survived the downturn. Going forward, growth will more likely come from shares in companies positioned to thrive in the expanding global economic recovery.

If there is any lesson to be learned from the painful market downturn of 2008 and early 2009, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes, as well as across modern investment strategies focused on reducing volatility, and adhering to your plan in every kind of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ recent shareholder meetings. We also welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth in European markets since 1990

As a shareholder of Putnam Europe Equity Fund, you are seeking to benefit from opportunities in one of the world’s most advanced economic regions. While international investing involves additional risks, Europe has a long history of capitalism and stock investing,and the region continues to evolve. Today, the 27 member states of the European Union, with approximately 500 million people, form a large, integrated economy that exports more goods and services than any nation in the world.

With these advantages, it is not surprising that European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars and cell phones to household products —you are likely to find many items made by European companies.

At the macroeconomic level, European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than that of the United States. In Europe, interest rates and monetary policy are set by the European Central Bank, the Bank of England, and other central banks.

While different economic systems, political developments, and currencies like the euro, the British pound, and the Swiss franc can add risk, they also provide diversification for U.S.-based investors. Though international markets can experience downturns, investing internationally gives investors a chance to keep building wealth even if U.S. stocks struggle.

Since 1990, Putnam Europe Equity Fund has served investors by seeking to invest in attractively valued companies across European markets. Pursuing Putnam’s “blend” strategy, the fund’s manager targets stocks believed to be worth more than their current stock prices indicate, and seeks to perform well when either growth- or value-style stocks lead international markets. The manager selects stocks and determines market and sector weightings relying in part on the proprietary research of Putnam analysts based in Boston and London.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Criteria include:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Quality The manager evaluates high-quality companies with characteristics such as solid management teams and sound business models.

Developments and events that have affected European markets

Performance
snapshot

Average annual total return (%) comparison as of 12/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Simon (Sam) Davis

Sam, how did the fund perform
for the period?

Class A shares of Putnam Europe Equity Fund appreciated 26.27% during the final six months of 2009. This is a solid result for a semiannual period, just behind the return of its benchmark, the MSCI Europe Index, and slightly ahead of the average of its Lipper peer group. Stock selection provided most of the outperformance, as sector and market positioning had a more or less neutral impact on the fund’s relative performance. Our stock selections in the basic materials, information technology, and consumer cyclicals sectors provided the greatest advantage. In the final months of the year, holdings in the energy sector also added to gains. Currency detracted a small amount from fund results. The fund did not employ hedges, so the currency weightings reflect how the fund is invested in European markets that trade in the euro, the British pound, and the Swiss franc, for example. Some of these currencies weakened versus the dollar late in the semiannual period.

What are stock market conditions like
in Europe?

Equity markets continued to rally in this region in the second half of 2009, fueled by plentiful liquidity and an improvement in economic data. While markets are still substantially below the high point reached in mid 2007, a significant recovery in corporate earnings is now expected for 2010, especially in many of the more cyclical sectors, and this expectation has helped to lift stock

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

prices. Investors anticipate that earnings can increase more rapidly than usual because so many companies took aggressive action to adjust their cost structures during the recession. Stock prices also had the benefit of accommodative fiscal and monetary policies. Although the European Central Bank did not cut interest rates as much as the Bank of England or the U.S. Federal Reserve, the reductions it made have helped. Following this phase of the rally, earnings growth is likely to become a more prominent driver of markets and individual equity returns, and the rally may well broaden.

Has Europe’s economy improved?

Overall, despite economic data showing some volatility, the European economy continues to show signs of recovery. Absolute levels of economic activity remain subdued, but are on the rise, and sentiment has improved. Healing in the credit markets has made good progress, with bond yield spreads narrowing further. Companies able to access capital markets have been taking full advantage of this improvement to raise new finance both in debt and equity markets. Many banks have accessed new equity, thereby rebuilding their capital bases, repaying expensive government loans, and stabilizing the overall financial system. Manufacturing activity also appears to be recovering as companies replenish inventories. A pickup in exports to more vibrant areas of the global economy, including China and other emerging markets, has provided a boost to manufacturing-led economies, including Germany. While the overall trend is toward recovery, concerns have recently emerged over fiscal deficits and the risk of sovereign default, which pose a threat to the recovery process.

Let’s talk about fund holdings, starting
with some of the stocks that helped the
fund outperform?

Xstrata, a mining company headquartered in Switzerland, but which trades in London,

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

BP PLC (4.6%)	United Kingdom	Energy/Oil and gas
Roche Holding AG (3.8%)	Switzerland	Health care/Pharmaceuticals
Total SA (3.4%)	France	Energy/Oil and gas
GlaxoSmithKline PLC (3.0%)	United Kingdom	Health care/Pharmaceuticals
Banco Santander Central Hispano SA (2.9%)	Spain	Financials/Banking
HSBC Holdings PLC (2.6%)	United Kingdom	Financials/Banking
Reckitt Benckiser Group PLC (2.4%)	United Kingdom	Consumer staples/Consumer goods
BNP Paribas SA (2.3%)	France	Financials/Banking
Novartis AG (2.3%)	Switzerland	Health care/Pharmaceuticals
Zurich Financial Services AG (2.3%)	Switzerland	Financials/Insurance

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/09. Short-term holdings are excluded. Holdings will vary over time.

“ Equity markets continued to rally in
Europe in the second half of 2009,
fueled by plentiful liquidity and an
improvement in economic data. ”

Sam Davis

benefited from rising demand for coal and other base metals used in infrastructure development and industry in developing markets. This was an overweight position in the fund relative to the benchmark. AIXTRON was another overweight. This technology company makes capital equipment used in manufacturing LEDs for backlighting video screens. AIXTRON is already a dominant supplier of equipment to makers of LED screens for telephones, and is gaining market share with other customers, including television manufacturers. The company is relatively small, with limited analyst coverage. As such, it was representative of the smaller, more cyclically exposed stocks, which performed best in 2009. Many such stocks had been sold off aggressively during the market rout of 2008 but came surging back as the global economy stabilized sooner than expected. When it reached what we considered fair value, we sold AIXTRON at a profit during the period.

In KBC Group of Belgium, one can see similar characteristics. This relatively small bank was at risk. It was bailed out by the Belgian government, and some investors expected it would have to raise large amounts of capital to survive. Our European banks analyst had a different view — that KBC’s capital requirements were lower than the market assumed because the company could generate capital from the intrinsic earnings power of the business. We built an overweight in the stock, and it appreciated as the market came around to our view. We then sold the position to lock in the profit for the fund.

Basic materials stocks have been supported by stronger growth in emerging markets. Vedanta Resources, a portfolio overweight relative to the benchmark, performed well.

This chart shows how the fund’s top risk weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Vedanta is listed on the London Stock Exchange but operates primarily in India as a producer of iron ore, aluminum, and copper. Another contributor to performance was ArcelorMittal, Europe’s largest steel producer, which benefited from stronger demand and rising steel prices. In the consumer cyclicals sector, Gestevision Telecinco, a leading broadcaster in Spain, benefited from industry consolidation and stronger pricing for advertising.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth coming from China and India. Meanwhile, the United States and the United Kingdom, whose economies are already recovering, are expected to stay positive in 2010.

Which stocks had disappointing results?

In the latter months of the semiannual period, we saw market conditions change as sovereign debt risk increased with the Greek government’s budget problems, and credit default worries increased with Dubai World’s financing needs. The fund held DP World, a subsidiary of Dubai World. DP World develops and operates marine terminals, and is a well-managed company with a strong balance sheet, benefiting from growth in emerging markets like some of the stocks I discussed earlier. However, the stock underperformed in the period because investors were concerned that it might be compelled to help finance its parent company. We sold the position to reduce the fund’s risk exposure.

The situation in Greece also hurt the results of the portfolio’s position in National Bank of Greece. This is a strong financial company, but sovereign debt risk can have an impact on all stocks within a market. This situation is having broader effects across Europe, hurting performance in a variety of smaller, financially weaker countries, including Ireland. The fund also saw weak results from Irish Life & Permanent, an overweight position relative to the benchmark, as concerns increased about Ireland’s default risk.

What risks are you concerned about?

There are several risks we are monitoring. Clearly, sovereign default risk has emerged as a substantial concern in the mind of investors. At this time, Greece needs support from the European Union, but E.U. member-states, particularly Germany, want Greece to adopt an austerity budget before providing any help. Our current belief is that this political wrangling should succeed in avoiding a default not least because of the damaging indirect effects of a default on other peripheral EU economies.

Second, given the high levels of unemployment in the E.U., and the rising fuel prices and taxes that consumers face, consumer demand may not rebound to support growth. At some stage, fiscal and monetary authorities will start to withdraw the lavish stimulus that they have applied; only then will we see whether the economy is truly healed, or still ailing and vulnerable to relapse. In a related issue, fiscal burdens have grown rapidly and need to be addressed at some stage, resulting in higher taxes or cuts to government spending, either of which would put a brake on growth. Last, I would note that countries that experienced the sharpest asset inflation in the period prior to 2008, including smaller countries of the E.U., are now suffering the most pronounced economic weakness and must be considered as points of ongoing economic vulnerability with the potential to cause broader ripple effects. We continue to analyze these risks as we manage the portfolio.

How would you describe the fund’s
positioning as we enter the second half of the
fiscal year?

We continue to identify attractive opportunities on a stock-by-stock basis, with a strong emphasis on valuation. Restructuring and consolidation will continue to be important drivers of returns as European companies are forced to rationalize in the face of increased competition, both regionally and globally, and still-adverse economic conditions. We continue to favor companies with strong market positions and limited refinancing risk that are able to exhibit sustainable secular growth in the current challenging environment. The portfolio’s sector positioning has been largely stable, though we have increased the health-care weighting by adding Sanofi-Aventis in late 2009. This stock is priced attractively, and the company’s current portfolio of drugs is achieving better-than-expected earnings. Sanofi is also doing well at licensing new drugs.

While economic recovery looks likely to continue, some areas of the market have potentially got ahead of themselves. For that reason, the portfolio is currently positioned with a barbell structure. We favor a number of undervalued, cyclical stocks that can benefit from continued recovery, while at the same time holding a number of larger-cap, defensive names that have lagged in the recent market rally and now offer significant valuation support relative to their quality, market positions, and financial strength.

Thank you, Sam, for giving this update on
the fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Head of International Large Cap Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.25%	7.92%	7.45%	7.45%	7.45%	7.45%	7.74%	7.54%	8.00%	8.32%

10 years	5.06	–0.98	–2.57	–2.57	–2.41	–2.41	–0.02	–3.53	2.83	6.23
Annual average	0.49	–0.10	–0.26	–0.26	–0.24	–0.24	0.00	–0.36	0.28	0.61

5 years	15.10	8.46	10.86	9.06	10.98	10.98	12.27	8.37	14.06	16.38
Annual average	2.85	1.64	2.08	1.75	2.11	2.11	2.34	1.62	2.67	3.08

3 years	–21.84	–26.33	–23.59	–25.48	–23.50	–23.50	–22.98	–25.69	–22.35	–21.20
Annual average	–7.89	–9.68	–8.58	–9.34	–8.54	–8.54	–8.34	–9.42	–8.09	–7.63

1 year	33.60	25.93	32.53	27.53	32.67	31.67	32.99	28.37	33.27	33.92

6 months	26.27	19.03	25.76	20.76	25.88	24.88	25.97	21.58	26.15	26.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 12/31/09

		Lipper European Region Funds
	MSCI Europe Index	category average*

Annual average (life of fund)	8.07%	8.12%

10 years	21.61	42.25
Annual average	1.98	3.05

5 years	21.24	22.61
Annual average	3.93	3.99

3 years	–17.14	–19.11
Annual average	–6.07	–6.95

1 year	35.83	36.56

6 months	26.91	25.35

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/09, there were 113, 108, 97, 87, 52, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.090		—	—	$0.005		$0.064	$0.131

Capital gains	—		—	—	—		—	—

Total	$0.090		—	—	$0.005		$0.064	$0.131

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$15.12	$16.04	$14.48	$14.84	$14.96	$15.50	$14.97	$15.19

12/31/09	19.00	20.16	18.21	18.68	18.84	19.52	18.82	19.07

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/09	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Annualized expense ratio for the six-month period
ended 12/31/09	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from July 1, 2009, to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$9.01	$13.26	$13.27	$11.85	$10.43	$7.59

Ending value (after expenses)	$1,262.70	$1,257.60	$1,258.80	$1,259.70	$1,261.50	$1,264.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2009, use the following calculation method. To find the value of your investment on July 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$8.03	$11.82	$11.82	$10.56	$9.30	$6.77

Ending value (after expenses)	$1,017.24	$1,013.46	$1,013.46	$1,014.72	$1,015.98	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 40th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper European Region Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds:

One-year period	43rd

Three-year period	56th

Five-year period	66th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 113, 96 and 89 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

On December 18, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Europe Equity Fund	0.712%	0.800%	(0.088)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds, including your fund, and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $44,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/09 (Unaudited)

COMMON STOCKS (99.2%)*	Shares	Value

Belgium (1.5%)
Telenet Group Holding NV †	65,491	$1,856,517

UCB SA	39,565	1,655,497

		3,512,014
Finland (1.1%)
Nokia OYJ	88,754	1,138,496

Nokian Renkaat OYJ	51,631	1,251,724

		2,390,220
France (17.2%)
AXA SA	194,663	4,600,134

BNP Paribas SA	67,560	5,327,127

Christian Dior SA	28,320	2,908,432

Renault SA †	42,721	2,173,650

Rexel SA †	76,302	1,107,316

Saft Groupe SA	32,178	1,548,813

Sanofi-Aventis	63,061	4,939,179

Total SA	120,156	7,693,607

UBISOFT Entertainment †	81,653	1,152,718

Vallourec SA	14,389	2,615,054

Vivendi SA	172,216	5,080,028

		39,146,058
Germany (13.5%)
AIXTRON AG	50,061	1,674,489

BASF SE	82,376	5,105,393

Biotest AG (Preference)	22,108	1,091,864

Deutsche Post AG	176,943	3,401,868

HeidelbergCement AG	5,331	366,402

HeidelbergCement AG 144A	12,803	879,957

Henkel AG & Co. KGaA	63,178	3,286,575

Infineon Technologies AG †	304,000	1,676,907

Metro AG	37,250	2,268,687

MTU Aero Engines Holding AG	44,361	2,432,243

Porsche Automobil Holding SE (Preference)	27,699	1,738,370

Puma AG Rudolf Dassier Sport	5,398	1,786,322

RWE AG	25,912	2,516,045

Wincor Nixdorf AG	35,919	2,448,105

		30,673,227
Greece (0.7%)
National Bank of Greece SA †	65,195	1,661,078

		1,661,078
Ireland (1.8%)
Irish Life & Permanent PLC †	245,055	1,156,046

Kerry Group PLC Class A	98,178	2,891,578

		4,047,624
Italy (1.0%)
Prysmian SpA	135,451	2,369,127

		2,369,127
Luxembourg (1.3%)
ArcelorMittal	66,100	2,995,555

		2,995,555

COMMON STOCKS (99.2%)* cont.	Shares	Value

Netherlands (4.1%)
Akzo Nobel NV	26,287	$1,731,257

ASML Holding NV	86,551	2,941,496

Koninklijke (Royal) KPN NV	184,989	3,135,215

TNT NV	49,853	1,524,719

		9,332,687
Norway (3.9%)
DnB NOR ASA † S	189,736	2,059,306

StatoilHydro ASA	205,074	5,114,348

Yara International ASA	37,150	1,681,820

		8,855,474
Portugal (0.8%)
Portugal Telecom SGPS SA	142,093	1,725,970

		1,725,970
Russia (0.5%)
Mobile Telesystems ADR S	22,100	1,080,469

		1,080,469
Spain (8.3%)
Banco Bilbao Vizcaya Argentaria SA	239,578	4,336,316

Banco Santander Central Hispano SA	406,074	6,666,401

Endesa SA	100,865	3,445,155

Gestevision Telecinco SA	167,195	2,438,469

Obrascon Huarte Lain SA S	72,316	1,940,703

		18,827,044
Switzerland (12.2%)
Credit Suisse Group	82,186	4,045,212

Nestle SA	96,824	4,701,027

Novartis AG	94,049	5,120,782

Roche Holding AG	50,999	8,670,307

Zurich Financial Services AG	23,551	5,117,399

		27,654,727
United Kingdom (31.3%)
Autonomy Corp. PLC †	76,109	1,857,411

BAE Systems PLC	655,402	3,780,476

Barclays PLC	823,967	3,634,328

BG Group PLC	208,557	3,738,260

BHP Billiton PLC	57,587	1,841,193

BP PLC	1,073,433	10,391,003

Britvic PLC	328,484	2,166,638

BT Group PLC	1,557,063	3,374,517

Cairn Energy PLC †	404,660	2,158,506

Centrica PLC	433,052	1,957,625

Compass Group PLC	338,802	2,422,052

Gartmore Group, Ltd. 144A	477,016	1,654,206

GlaxoSmithKline PLC	321,986	6,827,013

HSBC Holdings PLC	508,096	5,803,942

Kazakhmys PLC †	60,041	1,257,412

Next PLC	65,509	2,186,087

Reckitt Benckiser Group PLC	101,062	5,480,403

Vedanta Resources PLC	59,968	2,480,833

WM Morrison Supermarkets PLC	670,978	2,994,185

COMMON STOCKS (99.2%)* cont.	Shares	Value

United Kingdom cont.
WPP PLC	238,273	$2,328,864

Xstrata PLC †	158,730	2,798,419

		71,133,373
Total common stocks (cost $190,132,664)		$225,404,647

SHORT-TERM INVESTMENTS (1.0%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.315%, April 1, 2010	$206,000	$205,758

U.S. Treasury Cash Management Bills for an effective
yield of 0.351%, July 15, 2010	20,000	19,963

Short-term investments held as collateral for loaned
securities with yields ranging from zero % to 0.27%
and due dates ranging from January 4, 2010
to February 19, 2010 [d]	942,578	942,547

Putnam Money Market Liquidity Fund [e]	1,052,301	1,052,301

Total short-term investments (cost $2,220,648)		$2,220,569

TOTAL INVESTMENTS

Total investments (cost $192,353,312)		$227,625,216

Key to holding’s abbreviations

ADR	American Depository Receipts

* Percentages indicated are based on net assets of $227,214,175.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at December 31, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at December 31, 2009 (as a percentage of net assets):

Banking	13.0%
Oil and gas	12.8
Pharmaceuticals	12.0

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Belgium	$—	$3,512,014	$—

Finland	—	2,390,220	—

France	—	39,146,058	—

Germany	—	30,673,227	—

Greece	—	1,661,078	—

Ireland	—	4,047,624	—

Italy	—	2,369,127	—

Luxembourg	—	2,995,555	—

Netherlands	—	9,332,687	—

Norway	—	8,855,474	—

Portugal	—	1,725,970	—

Russia	1,080,469	—	—

Spain	—	18,827,044	—

Switzerland	—	27,654,727	—

United Kingdom	—	71,133,373	—

Total common stocks	$1,080,469	$224,324,178	—

Short-term investments	1,052,301	1,168,268	—

Totals by level	$2,132,770	$225,492,446	$—
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$19,495

Other financial instruments includes receivable purchase agreement.

Net
				Change in net		transfers
	Balance as	Accrued	Realized	unrealized	Net	in and/	Balance as of
	of June 30,	discounts/	gain/	appreciation/	purchases/	or out of	December 31,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2009††

Other financial
instruments:	$21,857	$—	$—	$(2,362)	$—	$—	$19,495

† Includes $(2,362) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $903,639 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $191,301,011)	$226,572,915
Affiliated issuers (identified cost $1,052,301) (Note 6)	1,052,301

Dividends, interest and other receivables	370,801

Foreign Tax reclaim	544,870

Receivable for shares of the fund sold	17,181

Receivable for receivable purchase agreement (Note 2)	19,495

Receivable for investments sold	928,808

Total assets	229,506,371

LIABILITIES

Payable to custodian (Note 2)	62,713

Payable for shares of the fund repurchased	348,055

Payable for compensation of Manager (Note 2)	466,537

Payable for investor servicing fees (Note 2)	71,560

Payable for custodian fees (Note 2)	21,758

Payable for Trustee compensation and expenses (Note 2)	156,222

Payable for administrative services (Note 2)	1,443

Payable for distribution fees (Note 2)	141,696

Collateral on securities loaned, at value (Note 1)	942,547

Other accrued expenses	79,665

Total liabilities	2,292,196

Net assets	$227,214,175

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$313,037,355

Distributions in excess of net investment income (Note 1)	(3,066,430)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(118,068,047)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	35,311,297

Total — Representing net assets applicable to capital shares outstanding	$227,214,175

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($199,090,816 divided by 10,476,320 shares)	$19.00

Offering price per class A share (100/94.25 of $19.00)*	$20.16

Net asset value and offering price per class B share ($10,429,949 divided by 572,641 shares)**	$18.21

Net asset value and offering price per class C share ($2,614,705 divided by 140,009 shares)**	$18.68

Net asset value and redemption price per class M share ($4,300,131 divided by 228,261 shares)	$18.84

Offering price per class M share (100/96.50 of $18.84)*	$19.52

Net asset value, offering price and redemption price per class R share
($138,920 divided by 7,381 shares)	$18.82

Net asset value, offering price and redemption price per class Y share
($10,639,654 divided by 557,939 shares)	$19.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $101,561)	$1,677,932

Interest (including interest income of $1,453 from investments in affiliated issuers) (Note 6)	1,616

Securities lending	29,732

Total investment income	1,709,280

EXPENSES

Compensation of Manager (Note 2)	898,282

Investor servicing fees (Note 2)	432,734

Custodian fees (Note 2)	27,140

Trustee compensation and expenses (Note 2)	8,462

Administrative services (Note 2)	4,354

Distribution fees — Class A (Note 2)	244,900

Distribution fees — Class B (Note 2)	55,142

Distribution fees — Class C (Note 2)	13,159

Distribution fees — Class M (Note 2)	16,246

Distribution fees — Class R (Note 2)	314

Other	163,604

Fees waived and reimbursed by Manager (Note 2)	(40,424)

Total expenses	1,823,913

Expense reduction (Note 2)	(1,287)

Net expenses	1,822,626

Net investment loss	(113,346)

Net realized gain on investments (Notes 1 and 3)	8,852,223

Net realized gain on futures contracts (Note 1)	61,660

Net realized loss on foreign currency transactions (Note 1)	(22,883)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(427)

Net unrealized appreciation of investments during the period	41,314,387

Net gain on investments	50,204,960

Net increase in net assets resulting from operations	$50,091,614

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/09*	Year ended 6/30/09

Operations:
Net investment income (loss)	$(113,346)	$6,021,421

Net realized gain (loss) on investments and foreign
currency transactions	8,891,000	(126,077,808)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	41,313,960	(17,886,872)

Net increase (decrease) in net assets resulting from operations	50,091,614	(137,943,259)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(944,351)	—

Class M	(1,135)	—

Class R	(467)	—

Class Y	(73,122)	—

Increase in capital from settlement payments	—	749,230

Redemption fees (Note 1)	1,151	3,491

Decrease from capital share transactions (Note 4)	(16,809,196)	(68,135,878)

Total increase (decrease) in net assets	32,264,494	(205,326,416)

NET ASSETS

Beginning of period	194,949,681	400,276,097

End of period (including distributions in excess of net investment income of $3,066,430 and accumulated net investment loss
of $1,934,009, respectively)	$227,214,175	$194,949,681

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net realized										Ratio	Ratio of net
	Net asset	Net	and			From net			Non-				of expenses	investment
	value,	investment	unrealized	Total from	From net	realized			recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	reimburse-	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) a	investments	operations	income	investments	distributions	fees e	ments	period	value (%) b	(in thousands)	(%) c,d	net assets (%) d	turnover (%)

Class A
December 31, 2009 **	$15.12	(.01)	3.9 8	3.97	(.09)	—	(.09)	—	—	$19.00	26.27 *	$199,091	.80 *	(.03) *	56.36 *
June 30, 2009	23.20	.42	(8.56)	(8.14)	—	—	—	—	.06 i,j	15.12	(34.83)	169,467	1.47	2.65	78.96
June 30, 2008	33.47	.48	(5.14)	(4.66)	(.54)	(5.07)	(5.61)	—	—	23.20	(15.43)	346,192	1.41	1.70	76.88
June 30, 2007	25.58	.37	8.17	8.54	(.56)	(.09)	(.65)	—	—	33.47	33.69	476,598	1.48	1.26	106.13
June 30, 2006	20.79	.48 g,h	4.59	5.07	(.28)	—	(.28)	—	—	25.58	24.54 g	341,155	1.46 g	2.04 g,h	80.51
June 30, 2005	18.05	.22 f	2.78	3.00	(.26)	—	(.26)	—	—	20.79	16.66 f	328,279	1.44	1.13 f	56.35

Class B
December 31, 2009 **	$14.48	(.07)	3.80	3.73	—	—	—	—	—	$18.21	25.76 *	$10,430	1.18 *	(.41) *	56.36 *
June 30, 2009	22.39	.27	(8.24)	(7.97)	—	—	—	—	.06 i,j	14.48	(35.33)	10,391	2.22	1.74	78.96
June 30, 2008	32.34	.16	(4.85)	(4.69)	(.19)	(5.07)	(5.26)	—	—	22.39	(16.04)	32,360	2.16	.58	76.88
June 30, 2007	24.68	.05	7.9 7	8.02	(.27)	(.09)	(.36)	—	—	32.34	32.68	77,315	2.23	.17	106.13
June 30, 2006	20.03	.21 g,h	4.52	4.73	(.08)	—	(.08)	—	—	24.68	23.65 g	126,764	2.21 g	.99 g,h	80.51
June 30, 2005	17.40	.04 f	2.70	2.74	(.11)	—	(.11)	—	—	20.03	15.73 f	177,711	2.19	.23 f	56.35

Class C
December 31, 2009 **	$14.84	(.07)	3.9 1	3.84	—	—	—	—	—	$18.68	25.88 *	$2,615	1.18 *	(.41) *	56.36 *
June 30, 2009	22.94	.30	(8.46)	(8.16)	—	—	—	—	.06 i,j	14.84	(35.31)	2,325	2.22	1.90	78.96
June 30, 2008	33.11	.25	(5.06)	(4.81)	(.29)	(5.07)	(5.36)	—	—	22.94	(16.04)	4,912	2.16	.89	76.88
June 30, 2007	25.33	.14	8.08	8.22	(.35)	(.09)	(.44)	—	—	33.11	32.68	6,983	2.23	.48	106.13
June 30, 2006	20.58	.30 g,h	4.56	4.86	(.11)	—	(.11)	—	—	25.33	23.66 g	5,455	2.21 g	1.29 g,h	80.51
June 30, 2005	17.88	.06 f	2.75	2.81	(.11)	—	(.11)	—	—	20.58	15.73 f	5,182	2.19	.33 f	56.35

Class M
December 31, 2009 **	$14.96	(.05)	3.9 4	3.89	(.01)	—	(.01)	—	—	$18.84	25.97 *	$4,300	1.05 *	(.27) *	56.36 *
June 30, 2009	23.07	.34	(8.51)	(8.17)	—	—	—	—	.06 i,j	14.96	(35.15)	3,683	1.9 7	2.19	78.96
June 30, 2008	33.23	.27	(5.03)	(4.76)	(.33)	(5.07)	(5.40)	—	—	23.07	(15.85)	7,551	1.9 1.96		76.88
June 30, 2007	25.38	.19	8.13	8.32	(.38)	(.09)	(.47)	—	—	33.23	33.02	14,075	1.9 8.66		106.13
June 30, 2006	20.61	.34 g,h	4.58	4.92	(.15)	—	(.15)	—	—	25.38	23.97 g	14,097	1.9 6 g	1.49 g,h	80.51
June 30, 2005	17.84	.09 f	2.77	2.86	(.09)	—	(.09)	—	—	20.61	16.05 f	15,227	1.9 4	.46 f	56.35

Class R
December 31, 2009 **	$14.97	(.03)	3.9 4	3.91	(.06)	—	(.06)	—	—	$18.82	26.15 *	$139	.9 2 *	(.16) *	56.36 *
June 30, 2009	23.02	.42	(8.53)	(8.11)	—	—	—	—	.06 i,j	14.97	(34.97)	97	1.72	2.80	78.96
June 30, 2008	33.30	.44	(5.13)	(4.69)	(.52)	(5.07)	(5.59)	—	—	23.02	(15.63)	107	1.66	1.60	76.88
June 30, 2007	25.55	.60	7.84	8.44	(.60)	(.09)	(.69)	—	—	33.30	33.36	89	1.73	1.94	106.13
June 30, 2006	20.75	.67 g,h	4.39	5.06	(.26)	—	(.26)	—	—	25.55	24.52 g	6	1.71 g	2.69 g,h	80.51
June 30, 2005	18.03	.20 f	2.75	2.95	(.23)	—	(.23)	—	—	20.75	16.38 f	2	1.69	1.03 f	56.35

Class Y
December 31, 2009 **	$15.19	.02	3.9 9	4.01	(.13)	—	(.13)	—	—	$19.07	26.42 *	$10,640	.67 *	.10 *	56.36 *
June 30, 2009	23.24	.52	(8.63)	(8.11)	—	—	—	—	.06 i,j	15.19	(34.64)	8,987	1.22	3.50	78.96
June 30, 2008	33.53	.57	(5.16)	(4.59)	(.63)	(5.07)	(5.70)	—	—	23.24	(15.22)	9,154	1.16	2.05	76.88
June 30, 2007	25.62	.48	8.14	8.62	(.62)	(.09)	(.71)	—	—	33.53	34.00	10,873	1.23	1.59	106.13
June 30, 2006 †	22.46	.53 g,h	2.92	3.45	(.29)	—	(.29)	—	—	25.62	15.52 *g	6,261	.89 *g	2.19 *g,h	80.51

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 4, 2005 (commencement of operations) to June 30, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

December 31, 2009	0.02%

June 30, 2009	0.14

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	0.05

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.04%

Class B	0.01	0.03

Class C	0.01	0.04

Class M	0.01	0.03

Class R	0.01	0.04

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended June 30, 2006.

h Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.23	0.96%

Class B	0.20	0.87

Class C	0.22	0.95

Class M	0.23	0.97

Class R	0.31	1.27

Class Y	0.23	0.94

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 11, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the six months ended December 31, 2009, the transaction volume of Futures contracts was minimal. For the six months ended December 31, 2009, the fund did not have any activity on Purchased options nor Written options contracts.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2009, the value of securities loaned amounted to $903,639. The fund received cash collateral of $942,547 which is pooled with collateral of other Putnam funds into 47 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2009, the fund had a capital loss carryover of $52,502,507 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on June 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2010 $68,257,026 of losses recognized during the period November 1, 2008 to June 30, 2009.

The aggregate identified cost on a tax basis is $200,414,958, resulting in gross unrealized appreciation and depreciation of $34,928,930 and $7,718,672, respectively, or net unrealized appreciation of $27,210,258.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion and 0.615% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Europe Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the period ended December 31, 2009, the fund’s expenses were reduced by $40,424 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $84,811 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State

Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended December 31, 2009, the fund’s expenses were reduced by $123 under the expense offset arrangements and by $1,164 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $171, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,328 and $4,136 from the sale of class A and class M shares, respectively, and received $5,640 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $122,928,759 and $140,806,606, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/09		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	206,704	$3,726,268	685,462	$10,673,894

Shares issued in connection with
reinvestment of distributions	46,891	874,991	—	—

	253,595	4,601,259	685,462	10,673,894

Shares repurchased	(985,679)	(17,655,702)	(4,395,908)	(67,562,971)

Net decrease	(732,084)	$(13,054,443)	(3,710,446)	$(56,889,077)

	Six months ended 12/31/09		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	20,469	$355,143	40,772	$599,904

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	20,469	355,143	40,772	599,904

Shares repurchased	(165,577)	(2,810,471)	(768,488)	(11,882,743)

Net decrease	(145,108)	$(2,455,328)	(727,716)	$(11,282,839)

	Six months ended 12/31/09		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	2,774	$49,386	6,033	$90,446

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,774	49,386	6,033	90,446

Shares repurchased	(19,395)	(333,068)	(63,555)	(993,464)

Net decrease	(16,621)	$(283,682)	(57,522)	$(903,018)

	Six months ended 12/31/09		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	47,842	$826,222	3,099	$44,586

Shares issued in connection with
reinvestment of distributions	41	753	—	—

	47,883	826,975	3,099	44,586

Shares repurchased	(65,856)	(1,183,714)	(84,208)	(1,367,303)

Net decrease	(17,973)	$(356,739)	(81,109)	$(1,322,717)

	Six months ended 12/31/09		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	1,428	$24,903	3,539	$52,525

Shares issued in connection with
reinvestment of distributions	25	467	—	—

	1,453	25,370	3,539	52,525

Shares repurchased	(522)	(8,964)	(1,757)	(28,327)

Net increase	931	$16,406	1,782	$24,198

	Six months ended 12/31/09		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	44,086	$721,603	367,672	$5,071,490

Shares issued in connection with
reinvestment of distributions	3,906	70,757	—	—

	47,992	792,360	367,672	5,071,490

Shares repurchased	(81,877)	(1,467,770)	(169,675)	(2,833,915)

Net increase (decrease)	(33,885)	$(675,410)	197,997	$2,237,575

Note 5: Summary of derivative activity

As of December 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the six months ended December 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on
Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Futures	Total

Equity contracts	$61,660	$61,660

Total	$61,660	$61,660

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,453 for the period ended December 31, 2009. During the period ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $33,923,236 and $32,870,935, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	8,054,546	455,222

Jameson A. Baxter	8,062,067	447,701

Charles B. Curtis	8,042,291	467,477

Robert J. Darretta	8,058,947	450,821

Myra R. Drucker	8,057,090	452,678

John A. Hill	8,048,320	461,448

Paul L. Joskow	8,053,136	456,632

Elizabeth T. Kennan	8,041,328	468,440

Kenneth R. Leibler	8,052,362	457,406

Robert E. Patterson	8,052,602	457,166

George Putnam, III	8,039,967	469,801

Robert L. Reynolds	8,065,054	444,714

W. Thomas Stephens	8,052,100	457,668

Richard B. Worley	8,057,437	452,331

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,970,685	423,052	248,862	1,867,169

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,026,014	352,765	263,820	1,867,169

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,986,937	404,230	251,433	1,867,168

A proposal to amend the fundamental investment restrictions with respect to diversification of investments was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,084,913	300,096	257,590	1,867,169

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,883,858	488,845	269,896	1,867,169

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,881,505	489,023	272,072	1,867,168

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A 1LD	W. Thomas Stephens
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and Chief
The Putnam Advisory	Officers	Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Charles E. Porter	Judith Cohen
State Street Bank and	Senior Advisor to the Trustees	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA005 259550 2/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Europe Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010